UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 27, 2015

ANDALAY SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2071 Ringwood Avenue, Unit C
San Jose, CA 95131
(Address of principal executive offices)

(408) 402-9400
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Loan and Security Agreement (the “Agreement”) among Alpha Capital Anstalt (“Alpha”), Andalay Solar, Inc., and Collateral Services LLC dated as of September 30, 2013 had expired as of December 31, 2014. On February 27, 2015 we executed a Second Amendment to the Loan and Security Agreement (the “Amendment”) extending the term to February 29, 2016. We also provided for the note to be convertible into our commons shares pursuant to a newly issued one year Convertible Note (the “Note”). The Amendment provides for the $500,000, plus accrued interest, under the Agreement to be exchanged for the new amount of $500,000, plus accrued interest, under the Note. The effective interest rate was reduced from 12% under the Agreement to 8% under the Note.

The Note is convertible to shares of common stock of Andalay Solar, Inc. at a conversion price of $.01 per share, subject to adjustment under certain conditions. The Note contains usual and customary covenants and other terms and conditions which have previously been agreed to with Alpha pursuant to prior note issuances.

The Amendment provides that the Agreement be extended for one year, that no further borrowing is permitted under the Agreement, that the outstanding amounts due under the Agreement be exchanged for a new convertible note, and that the conversion price of the existing outstanding convertible note between Andalay Solar, Inc. and Alpha Capital Anstalt dated February 25, 2014 for the principal amount of $200,000 be reduced from $0.02 per share to $0.01 per share of common stock of Andalay Solar, Inc. The principal owing under the 2014 note has been reduced by $80,000 to $120,000.

The preceding description of the Note and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Note and the Amendment, which are attached hereto as Exhibit 10.1 and 10.2 respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1	8% Convertible Note issued to Alpha Capital Anstalt dated February 27, 2015
10.2	Second Amendment to the Loan and Security Agreement, among Alpha Capital Anstalt, Andalay Solar, Inc., and Collateral Services LLC, dated as of February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2015

ANDALAY SOLAR, INC.

By: /s/ Steven Chan
Steven Chan
Chief Executive Officer and Interim Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

10.1	8% Convertible Note issued to Alpha Capital Anstalt dated February 27, 2015
10.2	Second Amendment to the Loan and Security Agreement, among Alpha Capital Anstalt, Andalay Solar, Inc., and Collateral Services LLC, dated as of February 27, 2015